                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Robert E. Rose hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                 /s/ ROBERT E. ROSE                    President, Chief Executive     February 23, 1998
-----------------------------------------------------    Officer and Director
                   Robert E. Rose                        (principal executive
                                                         officer)

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Lawrence R. Dickerson hereby designates and appoints Richard L. Lionberger and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

              /s/ LAWRENCE R. DICKERSON                Senior Vice President and      February 23, 1998
-----------------------------------------------------    Chief Financial Officer
                Lawrence R. Dickerson                    (principal financial
                                                         officer)

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Gary T. Krenek hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                 /s/ GARY T. KRENEK                    Controller (principal          February 23, 1998
-----------------------------------------------------    accounting officer)
                   Gary T. Krenek

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     James S. Tisch hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                 /s/ JAMES S. TISCH                    Chairman of the Board          February 23, 1998
-----------------------------------------------------
                   James S. Tisch

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Herbert C. Hofmann hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

               /s/ HERBERT C. HOFMANN                  Director                       February 23, 1998
-----------------------------------------------------
                 Herbert C. Hofmann

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Arthur L. Rebell hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                /s/ ARTHUR L. REBELL                   Director                       February 23, 1998
-----------------------------------------------------
                  Arthur L. Rebell

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Michael H. Steinhardt hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

              /s/ MICHAEL H. STEINHARDT                Director                       February 23, 1998
-----------------------------------------------------
                Michael H. Steinhardt

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Raymond S. Troubh hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                /s/ RAYMOND S. TROUBH                  Director                       February 23, 1998
-----------------------------------------------------
                  Raymond S. Troubh